Exhibit 4.01

September 25, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-7561

Commissioners:

We have read Glen Rose Petroleum Corporation’s statement included under Item 4.01 of its Form 8-K filed on September 25, 2008, and we agree with such statements concerning our firm.

HEIN & ASSOCIATES LLP

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